COLUMBIA COMMON STOCK FUND, INC.
                           COLUMBIA GROWTH FUND, INC.
                           COLUMBIA SPECIAL FUND, INC.
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
                         COLUMBIA TECHNOLOGY FUND, INC.
                       COLUMBIA STRATEGIC VALUE FUND, INC.
                          COLUMBIA BALANCED FUND, INC.
                        COLUMBIA FIXED INCOME FUND, INC.
                       COLUMBIA SHORT TERM BOND FUND, INC.
                   COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                    COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
                         COLUMBIA HIGH YIELD FUND, INC.

                                SUPPLEMENT TO THE
               COLUMBIA FUNDS' STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 2002


The Funds' Statement of Additional Information is revised as follows:

The following sub-heading and paragraph are added to the section entitled "PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES" in the Statement of Additional Information for the above listed funds (the "Funds").

NAV TRANSFER PROGRAM. Investors who have previously purchased shares of other investment companies offered by another mutual fund complex and have been charged a front-end load or other sales charge on such purchases may invest the proceeds of redemptions of those shares in Class A shares of the Fund, without incurring an additional sales charge. Class A shares may be subject to a 12b-1 distribution and service fee. This NAV transfer program shall be available for purchases by eligible investors through December 31, 2003.


COL-35/049N-0203                                                   March 3, 2003